SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): April 8, 2004


                          WILLIS GROUP HOLDINGS LIMITED
               (Exact name of Registrant as specified in Charter)

           BERMUDA                      001-16503               98-0352587
  (Jurisdiction of incorporation      (Commission File       (IRS Employer
  or organization)                      Number)             Identification No.)


                               Ten Trinity Square
                            London EC3P 3AX, England
                    (Address of principal executive offices)

      Registrant's telephone number, including area code: +44 20 7488 8111

                                 Not Applicable
         (Former name or former address, if changed since last report.)






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Item 7.           Financial Statements & Exhibits

(c) The following document is filed as an exhibit to this report on Form 8-K:

99.1     Press Release dated April 8, 2004, of Willis Group Holdings Limited


Item 9.  Regulation FD Disclosure

         The following information is furnished pursuant to Item 9, "Regulation FD Disclosure." The information in this 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         On April 8, 2004, Willis Group Holdings Limited issued a press release announcing the purchase of a 50% equity stake in Shanghai Pudong Insurance Brokers Ltd. A copy of the press release is attached as
         Exhibit 99.1 to this Current Report on Form 8-K.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                            WILLIS GROUP HOLDINGS LIMITED

                                            By: /s/ Mary E. Caiazzo
                                                -------------------------------
                                                     Mary E. Caiazzo
                                                     Assistant General Counsel





Dated:  April 9, 2004


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                                  EXHIBIT INDEX


Exhibit
Number            Title
-----             -----

99.1              Press Release dated April 8, 2004, of Willis Group Holdings
                  Limited